EXHIBIT 99.1
Sun Healthcare Group, Inc.
Reports Third Quarter Earnings;
Continues to Show Improvement over Comparable Period’s Financial Results and Key Operating Metrics

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

    Irvine, Calif. (Oct. 31, 2006) - Sun Healthcare Group, Inc. (NASDAQ: SUNH) today announced results for the third quarter ended Sept. 30, 2006.

Consolidated Earnings
    For the quarter ended Sept. 30, 2006, Sun reported total net revenues of $273.9 million and a net loss of $0.5 million or a loss of $0.02 per fully-diluted share. For the comparable quarter ended Sept. 30, 2005, total net revenues were $200.6 million, which included $0.9 million in retroactive rate increases, and net income was $7.3 million or $0.48 per fully-diluted share. The 2005 net income included a $7.7 million gain from receipt of the Omnicare holdback related to the sale of Sun’s pharmaceutical operations in 2003. Net revenues for the quarter ended Sept. 30, 2006, increased $73.3 million as compared to net revenues for the quarter ended Sept. 30, 2005, primarily as a result of the Peak Medical Corporation acquisition in December 2005.

    From continuing operations for the quarter ended Sept. 30, 2006, Sun reported a loss of $0.6 million or a loss of $0.02 per fully-diluted share, as compared to a loss from continuing operations of $1.7 million or a loss of $0.11 per fully-diluted share, for the same period in 2005. The 2006 third-quarter EBITDAR from continuing operations was $23.8 million, or 8.7 percent of revenues, as compared to $12.9 million, or 6.4 percent of revenues, from continuing operations for the same period in 2005, an improvement of $10.9 million. EBITDA from continuing operations for the third quarter of 2006 was $10.0 million, or 3.6 percent of revenues, as compared to $3.5 million, or 1.7 percent of revenues, for the same period in 2005, an improvement of $6.5 million.

    During the quarter ended Sept. 30, 2006, Sun announced the acquisition of Preferred Hospice of Oklahoma and the pending sale of its home health services segment, SunPlus Home Health Services, and Sun substantially completed, as required by GAAP, the formal valuation of the assets acquired and liabilities assumed in connection with the acquisition of Peak in December 2005. Simultaneous with the acquisition of Preferred Hospice, the management agreement for the five hospice programs owned by Sun were terminated, resulting in a charge of $1.0 million. After the announcement of the sale of SunPlus, the home health services segment was reclassified as a discontinued operation for all periods reported, including periods in 2005.

    The 2006 third-quarter loss from continuing operations of $0.6 million included the following pre-tax adjustments:
(i)
a $1.0 million cumulative charge to depreciation and amortization expense, related to prior periods, as a result of the finalization of the owned property, plant and equipment valuation related to the Peak acquisition;

(ii)	a $1.0 million charge as a result of the termination of a management fee contract associated with the acquisition of hospice operations during the quarter; and
(iii)	a $0.2 million charge for the retroactive wage increases related to prior period rate increases in California, which also impacted EBITDAR and EBITDA;
offset by

(iv)
a $0.8 million credit to workers’ compensation expense, related to prior periods, as a result of the finalization of the insurance reserves related to the Peak acquisition, which also impacted EBITDAR and EBITDA.

    Excluding the adjustments discussed above, the 2006 third-quarter EBITDAR from continuing operations was $23.2 million, or 8.5 percent of revenues, as compared to $12.0 million, or 6.0 percent of revenues, in the 2005 third quarter, and the 2006 third-quarter EBITDA from continuing operations was $9.4 million, or 3.4 percent, as compared to $2.6 million, or 1.3 percent of revenues, in the 2005 third quarter.

    On a pro forma basis, including the historical operating results for Peak, which was acquired in December 2005, and excluding the adjustments discussed above in the first paragraph, total net revenues from continuing operations for the third quarter of 2005 would have been $262.1 million, the loss from continuing operations would have been $0.4 million or a loss of $0.02 per fully-diluted share, EBITDAR from continuing operations would have been $21.3 million, or 8.1 percent of revenues, and EBITDA from continuing operations would have been $8.1 million, or 3.1 percent of revenues. When compared to third-quarter 2006 results from continuing operations, excluding the adjustments discussed above, revenue increased $11.9 million or 4.5 percent; EBITDAR increased $1.9 million or 8.9 percent; EBITDA increased $1.3 million or 16.2 percent; and income from continuing operations increased $0.6 million to $0.2 million or 156.3 percent.

    “We continue to show comparable period margin improvement. We are well positioned for the remainder of the year,” said Richard K. Matros, Sun’s chairman and chief executive officer. “The purchase accounting adjustments on the Peak-owned assets further validate the long-term value created by that transaction,” Matros continued.

    For the nine months ended Sept. 30, 2006, Sun reported total net revenues of $818.3 million and net income of $9.1 million or $0.29 per fully-diluted share. For the comparable nine months ended Sept. 30, 2005, total net revenues were $590.7 million with net income of $13.1 million or $0.85 per fully-diluted share. Net revenues for the nine months ended Sept. 30, 2006, increased $227.6 million as compared to net revenues for the nine months ended Sept. 30, 2005, primarily as a result of the Peak acquisition.

    From continuing operations for the nine months ended Sept. 30, 2006, Sun reported income of $7.2 million or $0.23 per fully-diluted share, as compared to a loss from continuing operations of $2.9 million or a loss of $0.19 per fully-diluted share, for the same period in 2005. EBITDAR from continuing operations for the nine months ended Sept. 30, 2006, was $78.4 million, or 9.6 percent of revenues, as compared to $40.6 million, or 6.9 percent of revenues, from continuing operations for the same period in 2005, an improvement of $37.8 million. EBITDA from continuing operations for the nine months ended Sept. 30, 2006, was $38.0 million, or 4.6 percent of revenues, as compared to $12.5 million, or 2.1 percent of revenues, for the same period in 2005, an improvement of $25.5 million.

    During the nine months ended Sept. 30, 2006, Sun released net prior year’s self-insurance obligations of $5.4 million. During the comparable nine months ended Sept. 30, 2005, Sun released net prior year’s self-insurance obligations of $0.6 million and recognized revenue of $0.3 million related to prior periods for retroactive rate increases. Excluding the adjustments discussed above, EBITDAR from continuing operations for the nine months ended Sept. 30, 2006, was $72.4 million, or 8.8 percent of revenues, as compared to $40.3 million, or 6.8 percent of revenues, for the nine months ended Sept 30, 2005, and the EBITDA from continuing operations for the nine months ended Sept. 30, 2006, was $32.1 million, or 3.9 percent of revenues, as compared to $11.6 million, or 2.0 percent of revenues, for the nine months ended Sept 30, 2005.

    On a pro forma basis, including the historical operating results for Peak, and excluding the adjustments discussed above, total net revenues from continuing operations for the nine months ended Sept. 30, 2005, would have been $774.6 million, income from continuing operations would have been $2.5 million or $0.10 per fully-diluted share, EBITDAR from continuing operations would have been $67.5 million, or 8.7 percent of revenues, and EBITDA from continuing operations would have been $27.7 million, or 3.6 percent of revenues. When compared to the nine-month results from continuing operations ended Sept. 30, 2006, excluding the adjustments discussed above, revenue increased $43.7 million or 5.6 percent; EBITDAR increased $4.9 million or 7.3 percent; EBITDA increased $4.4 million or 15.9 percent; and income from continuing operations increased $1.6 million to $4.2 million or 65.4 percent.

Inpatient Business
    Net revenues from inpatient services operations increased $70.8 million, or 46.1 percent, to $224.3 million for the quarter ended Sept. 30, 2006, from $153.5 million for the same period in 2005. The revenue gain was primarily due to the $64.5 million of revenue attributable to Peak’s operations and a $7.9 million improvement in Sun’s same store inpatient operations, offset by a $1.6 million decrease due to disposed facilities. Net segment income increased $3.0 million to $11.3 million for the quarter ended Sept. 30, 2006, from $8.3 million for the quarter ended Sept. 30, 2005. Net segment EBITDAR increased $11.5 million to $32.2 million for the quarter ended Sept. 30, 2006, from $20.7 million for the same period in 2005, and net segment EBITDA increased $7.2 million to $18.8 million for the quarter ended Sept. 30, 2006, from $11.6 million for the same period in 2005. Net segment EBITDAR margin increased to 14.4 percent for the quarter ended Sept. 30, 2006, from 13.5 percent for the same period in 2005. Net segment EBITDA margin increased to 8.4 percent for the quarter ended Sept. 30, 2006, from 7.6 percent for the same period in 2005.

    Substantially all of the adjustments discussed above were related to the inpatient business. Excluding such adjustments with the exception of the $1.0 million charge for the termination of the hospice management contract, the 2006 third-quarter net segment income for inpatient services from continuing operations was $11.8 million, or 5.3 percent of revenues, as compared to $7.4 million, or 4.8 percent of revenues in the third quarter of 2005; the 2006 third-quarter net segment EBITDAR for inpatient services from continuing operations was $31.7 million, or 14.1 percent of revenues, as compared to $19.8 million, or 13.0 percent of revenues, in the third quarter of 2005; and the 2006 third-quarter net segment EBITDA for inpatient services from continuing operations was $18.3 million, or 8.1 percent, as compared to $10.7 million, or 7.0 percent of revenues, in the third quarter of 2005.

    On a pro forma basis with historical Peak results included for the third quarter of 2005, net revenues from inpatient services operations would have been $215.8 million and the increase in net revenues in the third quarter of 2006 would have been $8.5 million, or 3.9 percent. Excluding the $0.9 million retroactive rate increase, net revenues from inpatient services would have been $214.9 million and the increase in net revenues in the third quarter of 2006 would have been $9.4 million, or 4.3 percent. The revenue gain of $9.4 million was primarily attributable to:
(i)   a 50 basis point improvement in Medicare patient mix going from 12.9 percent in third-quarter 2005 to 13.4 percent in third quarter 2006, or $2.2 million in revenues;
(ii)  a 5.9 percent increase in our LTC Part A Medicare rates from $324.99 in third-quarter 2005 to $344.06 in third-quarter 2006, or $2.8 million in revenues;
(iii) a 3.8 percent increase in our Medicaid rates from $139.29 in third-quarter 2005 to $144.63 in third-quarter 2006, or $3.9 million in revenues; and
(iv) an increase in revenues from commercial insurance of $1.5 million;
               offset by:
(v)  a decrease in Medicaid occupancy driven by the increase in Medicare mix that reduced revenues by $1.3 million; and
(vi) a decrease in Medicare Part B revenue of $0.4 million.

    On a pro forma basis, with Peak results included for the third quarter of 2005 and excluding the adjustments discussed above, net segment income in the third quarter of 2005 would have been $10.7 million, net segment EBITDAR would have been $29.9 million and net segment EBITDA would have been $17.1 million. When compared to net segment income, net segment EBITDAR and net segment EBITDA for the quarter ended Sept. 30, 2006, excluding the adjustments discussed above, with the exception of the $1.0 million charge for the termination of the hospice management contract, net segment income increased $1.1 million, or 9.6 percent; net segment EBITDAR increased $1.8 million, or 5.9 percent; and net segment EBITDA increased $1.2 million, or 7.0 percent. Pro forma net segment EBITDAR and EBITDA margins for the quarter ended Sept. 30, 2005, would have been 13.9 percent and 7.9 percent, respectively.

    “Our critical operating metrics continue to show marked improvement,” Matros said. “We have established a strong base with which to integrate the Harborside Healthcare acquisition that we announced on Oct.19, 2006,” Matros continued.

Ancillary Business
    Net revenues from Sun’s ancillary business operations, which include SunDance Rehabilitation Corporation and CareerStaff Unlimited, Inc., net of affiliated revenues, increased $2.6 million, or 5.4 percent, to $49.7 million for the quarter ended Sept. 30, 2006, from
$47.1 million for the same period in 2005. Net segment income increased $0.9 million, or
34.1 percent, to $3.4 million for 2006 from $2.5 million for 2005. Net segment EBITDA increased $1.1 million, or 33.6 percent, to $4.2 million for the quarter ended Sept. 30, 2006, from
$3.1 million for the same period in 2005.

    “Our consolidated ancillary results show improvement in key metrics in all segments for the first time, driven by the as expected improvement of our rehabilitation segment along with the continued strong performance of our staffing segment,” Matros said.

Guidance Update
    Sun’s previously announced guidance for 2006 included the home health services segment. As a result of the pending sale of SunPlus, the home health services segment was reclassified as a discontinued operation. The following results from operations of the home health services segment for the nine months ended Sept. 30, 2006, were reclassified to discontinued operations:
•	Revenues -- $46.2 million;
•	EBITDAR -- $3.5 million;
•	EBITDA -- $2.1 million; and
•	Segment Income -- $1.4 million.

    In addition, as a result of the completion of the purchase accounting adjustments for Peak’s owned property, annualized depreciation on the purchased assets will be $3.8 million. As a result of these changes, Sun’s revised guidance for 2006, excluding the home health services segment, is as follows:
•	Revenues -- $1,095.0 to $1,105.0 million;
•	EBITDAR -- $99.5 to $102.0 million (unchanged);
•	EBITDA -- $42.5 million to $45.0 million (unchanged);
•	Pre-Tax Earnings -- $11.0 million to $13.0 million; and
•	Income from Continuing Operations -- $6.9 to $7.8 million.

    “Our third-quarter performance continues to be in line with the previously issued guidance. That said, the revised guidance shows stronger EBITDAR and EBITDA operating margins effectively resulting in raised guidance in continuing operations, despite the anticipated sale of our home health operating segment. The earnings revision was impacted by both that segment moving to discontinued operations and the change in depreciation,” Matros continued.

Conference Call
    Sun’s senior management will hold a conference call to discuss the Company’s third-quarter operating results on Wednesday, Nov. 1, 2006, at 1 p.m. EST / 10 a.m. PST. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EST on Nov. 1 until midnight EST on Nov. 8 by calling
(800) 642-1687 and using access code 7839652.

About Sun Healthcare Group, Inc.
    Sun Healthcare Group, Inc., with executive offices located in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, medical staffing through CareerStaff Unlimited, Inc., and hospice services through Preferred Hospice.

    Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by Sun with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including the impact of the Deficit Reduction Act and regulations implementing it; potential liability for losses not covered by, or in excess of, Sun’s insurance; the effects of government regulations and investigations; the Company’s ability to generate cash flow sufficient to operate the business; Sun’s ability to identify, complete and integrate future acquisitions; including the ability to complete the Harborside acquisition and integrate to operations with those of Sun; increasing labor costs and the shortage of qualified healthcare personnel; and loss of key management personnel. More information on factors that could affect Sun’s business and financial results are included in the public filings made with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, a copy of which is available on Sun’s web site, www.sunh.com.
    The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Sun’s control. The Company cautions investors that any forward-looking statements made by Sun are not guarantees of future performance. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
    EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. The accompanying tables also set forth the non-GAAP pro forma information referenced in this press release for the three and nine months ended September 30, 2005.
    Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information on its public reference room.
# # #

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2006	December 31, 2005
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$16,731	$16,641
Restricted cash	29,128	25,142
Accounts receivable, net	117,098	123,639
Assets held for sale	15,553	1,897
Other current assets	11,596	13,898

Total current assets	190,106	181,217

Property and equipment, net	210,503	187,734
Restricted cash, non-current	35,400	35,517
Goodwill	62,752	81,265
Intangible assets, net	16,898	19,335
Other assets, net	6,828	7,238

Total assets	$522,487	$512,306

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$42,993	$45,115
Accrued compensation and benefits	38,755	42,393
Accrued self-insurance obligations, current	41,942	37,238
Liabilities held for sale	3,267	-
Other accrued liabilities	50,787	52,401
Capital leases, current	1,085	11,204
Current portion of long-term debt:
Company obligations	22,911	21,237
Clipper partnerships	33,684	34,415

Total current liabilities	235,424	244,003

Accrued self-insurance obligations, net of current	99,331	109,953
Long-term debt, net of current portion:
Company obligations	128,530	115,094
Clipper partnerships	15,623	15,829
Deferred taxes, net of current	7,660	2,412
Other long-term liabilities	25,937	27,910

Total liabilities	512,505	515,201

Stockholders' equity (deficit)	9,982	(2,895)
Total liabilities and stockholders' equity (deficit)	$522,487	$512,306

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$273,944	$200,644
Costs and expenses:
Operating salaries and benefits	155,006	120,488
Self-insurance for workers' compensation and general and professional liability insurance	12,513	9,409
Operating administrative costs	6,463	5,946
Other operating costs	61,071	40,562
Facility rent expense	13,780	9,446
General and administrative expenses	12,580	10,825
Depreciation	3,442	1,010
Amortization	1,704	1,196
Provision for losses on accounts receivable	2,557	505
Interest, net	4,733	2,927
(Gain) loss on sale of assets, net	(87)	10
Restructuring costs, net	1	3
Loss on contract termination	975	-
Total costs and expenses	274,738	202,327

Loss before income taxes and discontinued operations	(794)	(1,683)
Income tax (benefit) expense	(169)	42
Loss from continuing operations	(625)	(1,725)

Discontinued operations:
Income from discontinued operations, net of related tax expense of $327 for the three months ended September 30, 2006	283	473
(Loss) gain on disposal of discontinued operations, net of related tax benefit of $48 for the three months ended September 30, 2006	(180)	8,586
Income from discontinued operations, net	103	9,059

Net (loss) income	$(522)	$7,334

Basic and diluted (loss) income per common and common equivalent share:
Loss from continuing operations	$(0.02)	$(0.11)
Income from discontinued operations, net	-	0.59
Net (loss) income	$(0.02)	$0.48

Weighted average number of common and common equivalent shares outstanding:
Basic and diluted	31,345	15,365

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$818,305	$590,655
Costs and expenses:
Operating salaries and benefits	460,438	349,525
Self-insurance for workers' compensation and general and professional liability insurance	31,522	25,819
Operating administrative costs	21,264	17,217
Other operating costs	183,807	122,166
Facility rent expense	40,360	28,101
General and administrative expenses	36,353	33,515
Depreciation	7,221	2,922
Amortization	4,864	3,271
Provision for losses on accounts receivable	6,548	1,446
Interest, net	14,289	8,631
Loss on extinguishment of debt, net	-	408
Loss on sale of assets, net	156	877
Loss on asset impairment	-	361
Restructuring costs, net	(1)	112
Loss on contract termination	975	-
Total costs and expenses	807,796	594,371

Income (loss) before income taxes and discontinued operations	10,509	(3,716)
Income tax expense (benefit)	3,353	(774)
Income (loss) from continuing operations	7,156	(2,942)

Discontinued operations:
Income from discontinued operations, net of related tax expense of $1,627 for the nine months ended September 30, 2006	2,354	6,443
(Loss) gain on disposal of discontinued operations, net of related tax benefit of $134 for the nine months ended September 30, 2006	(375)	9,594
Income from discontinued operations, net	1,979	16,037

Net income	$9,135	$13,095

Basic and diluted income (loss) per common and common equivalent share:
Income (loss) from continuing operations	$0.23	$(0.19)
Income from discontinued operations, net	0.06	1.04
Net income	$0.29	$0.85

Weighted average number of common and common equivalent shares outstanding:
Basic	31,252	15,343
Diluted	31,338	15,343

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net (loss) income	$(522)	$7,334
Adjustments to reconcile net (loss) income to net cash provided by operating activities, including discontinued operations:
Depreciation	3,582	1,138
Amortization	1,796	1,324
Amortization of favorable and unfavorable lease intangibles	(376)	(379)
Provision for losses on accounts receivable	2,823	756
Loss (gain) on disposal of discontinued operations, net	180	(8,586)
(Gain) loss on sale of assets, net	(87)	10
Restricted stock and stock option compensation	732	431
Other, net	(15)	14
Changes in operating assets and liabilities, net of acquisitions	4,787	983
Net cash provided by operating activities	12,900	3,025

Cash flows from investing activities:
Capital expenditures, net	(5,458)	(4,082)
Proceeds from sale of assets held for sale	942	7,692
Insurance proceeds received	150	-
Acquisitions, net	(3,120)	(4,200)
Net cash used for investing activities	(7,486)	(590)

Cash flows from financing activities:
Net payments under Revolving Loan Agreement	(1,486)	(12,536)
Long-term debt borrowings	-	11,000
Long-term debt repayments	(2,655)	(1,712)
Distribution of partnership equity	-	(25)
Principal payments under capital lease obligation	(819)	-
Net proceeds from issuance of common stock from the exercise of employee stock options	320	-
Net cash used for financing activities	(4,640)	(3,273)

Net increase (decrease) in cash and cash equivalents	774	(838)
Cash and cash equivalents at beginning of period	15,957	14,451
Cash and cash equivalents at end of period	$16,731	$13,613

Supplemental Disclosures:
Non-cash investing and financing activities:
A capital lease obligation of $11,200 was converted in May, 2006 to an operating lease.
A capital lease obligation of $879 was incurred in May, 2006 when we entered into a lease for new equipment.
Capital lease obligations of $1,630 were incurred in September, 2006 when we entered into new equipment leases.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$9,135	$13,095
Adjustments to reconcile net income to net cash provided by
(used for) operating activities, including discontinued operations:
Depreciation	7,645	3,304
Amortization	5,153	3,606
Amortization of favorable and unfavorable lease intangibles	(1,134)	(1,335)
Provision for losses on accounts receivable	7,215	2,424
Loss (gain) on disposal of discontinued operations, net	375	(9,594)
Loss on sale of assets, net	156	877
Loss on extinguishment of debt, net	-	408
Loss on asset impairment	-	361
Restricted stock and stock option compensation	1,739	983
Other, net	15	99
Changes in operating assets and liabilities, net of acquisitions	(27,008)	(29,101)
Net cash provided by (used for) operating activities	3,291	(14,873)

Cash flows from investing activities:
Capital expenditures, net	(14,083)	(11,799)
Proceeds from sale of assets held for sale	942	9,405
Insurance proceeds received	150	-
Acquisitions, net	(3,356)	(5,405)
Repayment of long-term notes receivable	-	237
Net proceeds from sale/leaseback	838	-
Net cash used for investing activities	(15,509)	(7,562)

Cash flows from financing activities:
Net borrowings under Revolving Loan Agreement	24,368	20,815
Long-term debt borrowings	11,636	11,000
Long-term debt repayments	(23,219)	(18,036)
Principal payments under capital lease obligation	(853)	-
Distribution of partnership equity	(123)	(327)
Net proceeds from issuance of common stock from the exercise of employee stock options	499	-
Net cash provided by financing activities	12,308	13,452

Net increase (decrease) in cash and cash equivalents	90	(8,983)
Cash and cash equivalents at beginning of period	16,641	22,596
Cash and cash equivalents at end of period	$16,731	$13,613

Supplemental Disclosures:
Non-cash investing and financing activities:
A capital lease obligation of $11,200 was converted in May, 2006 to an operating lease.
A capital lease obligation of $879 was incurred in May, 2006 when we entered into a lease for new equipment.
Capital lease obligations of $1,630 were incurred in September, 2006 when we entered into new equipment leases.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$273,944	$200,644

Net (Loss) income	$(522)	$7,334

Loss from continuing operations	(625)	(1,725)

Income tax (benefit) expense	(169)	42

(Gain) loss on sale of assets, net	(87)	10

Loss on contract termination	975	-

Restructuring costs, net	1	3

Net segment income (loss)	$95	$(1,670)

Interest, net	4,733	2,927

Depreciation and amortization	5,146	2,206

EBITDA	$9,974	$3,463

Facility rent expense	13,780	9,446

EBITDAR	$23,754	$12,909

Operating administrative costs	6,463	5,946
General and administrative expenses	12,580	10,825
Total operating and general and admin expenses	19,043	16,771

EBITDAM	$29,017	$20,234
EBITDARM	$42,797	$29,680

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, loss on asset impairment, restructuring costs, net, loss on contract termination, interest, net, depreciation and amortization. EBITDAM is defined as EBITDA before operating and general and administrative expenses. EBITDAR is defined as EBITDA before facility rent expense. EBITDARM is defined as EBITDAR before operating and general and administrative expenses. EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

6 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$818,305	$590,655

Net income	$9,135	$13,095

Income (loss) from continuing operations	7,156	(2,942)

Income tax expense (benefit)	3,353	(774)

Loss on sale of assets, net	156	877

Loss on asset impairment	-	361

Loss on contract termination	975	-

Restructuring costs, net	(1)	112

Net segment income (loss)	$11,639	$(2,366)

Interest, net	14,289	8,631

Depreciation and amortization	12,085	6,193

EBITDA	$38,013	$12,458

Facility rent expense	40,360	28,101

EBITDAR	$78,373	$40,559

Operating administrative costs	21,264	17,217
General and administrative expenses	36,353	33,515
Total operating and general and admin expenses	57,617	50,732

EBITDAM	$95,630	$63,190
EBITDARM	$135,990	$91,291

7 of 27

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Laboratory & Radiology Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$224,250	$24,608	$21,305	$3,764	$17	$-	$273,944

Affiliated revenue	1	9,725	322	56	-	(10,104)	-
Total revenue	224,251	34,333	21,627	3,820	17	(10,104)	273,944

Net segment income (loss)	$11,325	$1,691	$1,731	$(71)	$(14,581)	$-	$95

Interest, net	3,270	(1)	39	17	1,408	-	4,733

Depreciation and amortization	4,249	95	190	100	512	-	5,146

EBITDA	$18,844	$1,785	$1,960	$46	$(12,661)	$-	$9,974

Facility rent expense	13,405	103	191	81	-	-	13,780

EBITDAR	$32,249	$1,888	$2,151	$127	$(12,661)	$-	$23,754

Operating and general and administrative expenses	4,600	1,204	572	87	12,580	-	19,043

EBITDAM	$23,444	$2,989	$2,532	$133	$(81)	$-	$29,017
EBITDARM	$36,849	$3,092	$2,723	$214	$(81)	$-	$42,797

EBITDA margin	8.4%	5.2%	9.1%	1.2%			3.6%

EBITDAM margin	10.5%	8.7%	11.7%	3.5%			10.6%

EBITDAR margin	14.4%	5.5%	9.9%	3.3%			8.7%

EBITDARM margin	16.4%	9.0%	12.6%	5.6%			15.6%

8 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Laboratory & Radiology Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$153,496	$25,365	$18,374	$3,398	$11	$-	$200,644

Affiliated revenue	(1)	9,355	154	41	-	(9,549)	-
Total revenue	153,495	34,720	18,528	3,439	11	(9,549)	200,644

Net segment income (loss)	$8,251	$1,323	$1,507	$(332)	$(12,419)	$-	$(1,670)

Interest, net	1,634	(5)	7	-	1,291	-	2,927

Depreciation and amortization	1,726	60	113	76	231	-	2,206

EBITDA	$11,611	$1,378	$1,627	$(256)	$(10,897)	$-	$3,463

Facility rent expense	9,077	132	161	76	-	-	9,446

EBITDAR	$20,688	$1,510	$1,788	$(180)	$(10,897)	$-	$12,909

Operating and general and administrative expenses	3,351	1,910	616	69	10,825	-	16,771

EBITDAM	$14,962	$3,288	$2,243	$(187)	$(72)	$-	$20,234
EBITDARM	$24,039	$3,420	$2,404	$(111)	$(72)	$-	$29,680

EBITDA margin	7.6%	4.0%	8.8%	-7.4%			1.7%

EBITDAM margin	9.7%	9.5%	12.1%	-5.4%			10.1%

EBITDAR margin	13.5%	4.3%	9.7%	-5.2%			6.4%

EBITDARM margin	15.7%	9.9%	13.0%	-3.2%			14.8%

9 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Laboratory & Radiology Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$666,799	$76,266	$64,047	$11,171	$22	$-	$818,305

Affiliated revenue	-	28,723	752	165	-	(29,640)	-
Total revenue	666,799	104,989	64,799	11,336	22	(29,640)	818,305

Net segment income (loss)	$45,470	$3,533	$4,530	$(188)	$(41,706)	$-	$11,639

Interest, net	10,337	(9)	113	41	3,807	-	14,289

Depreciation and amortization	9,645	283	564	279	1,314	-	12,085

EBITDA	$65,452	$3,807	$5,207	$132	$(36,585)	$-	$38,013

Facility rent expense	39,212	302	611	235	-	-	40,360

EBITDAR	$104,664	$4,109	$5,818	$367	$(36,585)	$-	$78,373

Operating and general and administrative expenses	13,772	5,035	2,201	256	36,353	-	57,617

EBITDAM	$79,224	$8,842	$7,408	$388	$(232)	$-	$95,630
EBITDARM	$118,436	$9,144	$8,019	$623	$(232)	$-	$135,990

EBITDA margin	9.8%	3.6%	8.0%	1.2%			4.6%

EBITDAM margin	11.9%	8.4%	11.4%	3.4%			11.7%

EBITDAR margin	15.7%	3.9%	9.0%	3.2%			9.6%

EBITDARM margin	17.8%	8.7%	12.4%	5.5%			16.6%

10 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Laboratory & Radiology Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$454,478	$75,358	$50,010	$10,791	$18	$-	$590,655

Affiliated revenue	-	27,490	516	130	-	(28,136)	-
Total revenue	454,478	102,848	50,526	10,921	18	(28,136)	590,655

Net segment income (loss)	$26,635	$5,449	$3,957	$(459)	$(37,948)	$-	$(2,366)

Interest, net	5,116	(14)	9	-	3,520	-	8,631

Depreciation and amortization	4,798	188	230	296	681	-	6,193

EBITDA	$36,549	$5,623	$4,196	$(163)	$(33,747)	$-	$12,458

Facility rent expense	26,985	387	502	227	-	-	28,101

EBITDAR	$63,534	$6,010	$4,698	$64	$(33,747)	$-	$40,559

Operating and general and administrative expenses	9,817	5,607	1,694	99	33,515	-	50,732

EBITDAM	$46,366	$11,230	$5,890	$(64)	$(232)	$-	$63,190
EBITDARM	$73,351	$11,617	$6,392	$163	$(232)	$-	$91,291

EBITDA margin	8.0%	5.5%	8.3%	-1.5%			2.1%

EBITDAM margin	10.2%	10.9%	11.7%	-0.6%			10.7%

EBITDAR margin	14.0%	5.8%	9.3%	0.6%			6.9%

EBITDARM margin	16.1%	11.3%	12.7%	1.5%			15.5%

11 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2006
(unaudited)

	Inpatient Services w/o Peak	Inpatient Services w/o Peak- Overhead	Inpatient Services before Clipper & Peak	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Non affiliated revenues	$159,746	$-	$159,746	$-	$159,746	$64,504	$224,250

Net segment income (loss)	$12,472	$(3,914)	$8,558	$(469)	$8,089	$3,236	$11,325

Interest, net	795	-	795	973	1,768	1,502	3,270

Depreciation and amortization	1,694	-	1,694	351	2,045	2,204	4,249

EBITDA	$14,961	$(3,914)	$11,047	$855	$11,902	$6,942	$18,844

Facility rent expense	10,145	-	10,145	(882)	9,263	4,142	13,405

EBITDAR	$25,106	$(3,914)	$21,192	$(27)	$21,165	$11,084	$32,249

EBITDA margin	9.4%		6.9%		7.5%	10.8%	8.4%

EBITDAR margin	15.7%		13.3%		13.2%	17.2%	14.4%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standard's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating on July 1, 2004.

12 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2005
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Non affiliated revenues	$153,496	$-	$153,496	$-	$153,496

Net segment income (loss)	$12,317	$(3,385)	$8,932	$(681)	$8,251

Interest, net	632	-	632	1,002	1,634

Depreciation and amortization	1,415	-	1,415	311	1,726
EBITDA	$14,364	$(3,385)	$10,979	$632	$11,611

Facility rent expense	9,966	-	9,966	(889)	9,077

EBITDAR	$24,330	$(3,385)	$20,945	$(257)	$20,688

EBITDA margin	9.4%		7.2%		7.6%

EBITDAR margin	15.9%		13.6%		13.5%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standard's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating on July 1, 2004.

13 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2006
(unaudited)

	Inpatient Services w/o Peak	Inpatient Services w/o Peak- Overhead	Inpatient Services before Clipper & Peak	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Total revenues	$476,344	$-	$476,344	$-	$476,344	$190,455	$666,799

Net segment income (loss)	$45,031	$(11,595)	$33,436	$(1,382)	$32,054	$13,416	$45,470

Interest, net	2,368	-	2,368	2,934	5,302	5,035	10,337

Depreciation and amortization	4,928	-	4,928	1,013	5,941	3,704	9,645
EBITDA	$52,327	$(11,595)	$40,732	$2,565	$43,297	$22,155	$65,452

Facility rent expense	30,355	-	30,355	(2,635)	27,720	11,492	39,212

EBITDAR	$82,682	$(11,595)	$71,087	$(70)	$71,017	$33,647	$104,664

EBITDA margin	11.0%		8.6%		9.1%	11.6%	9.8%

EBITDAR margin	17.4%		14.9%		14.9%	17.7%	15.7%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standard's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating on July 1, 2004.

14 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2005
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$454,478	$-	$454,478	$-	$454,478

Net segment income (loss)	$38,411	$(9,904)	$28,507	$(1,872)	$26,635

Interest, net	2,065	-	2,065	3,051	5,116

Depreciation and amortization	3,849	-	3,849	949	4,798
EBITDA	$44,325	$(9,904)	$34,421	$2,128	$36,549

Facility rent expense	29,622	-	29,622	(2,637)	26,985

EBITDAR	$73,947	$(9,904)	$64,043	$(509)	$63,534

EBITDA margin	9.8%		7.6%		8.0%

EBITDAR margin	16.3%		14.1%		14.0%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standard's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating on July 1, 2004.

15 of 27

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Number of available beds:
Long Term Care	15,712	9,960	15,712	9,960
Hospitals	192	192	192	192

Number of facilities:
Long Term Care	152	99	152	99
Hospitals	3	3	3	3

Occupancy %:
Long Term Care	87.7%	90.9%	88.1%	90.7%
Hospitals	52.2%	54.9%	55.1%	59.2%
Inpatient Services	87.3%	90.2%	87.7%	90.1%

Payor Mix % based on patient days - LTC:
Medicare	13.0%	12.7%	13.5%	13.1%
Medicaid	61.4%	63.9%	61.1%	63.4%
Private and other	22.9%	21.0%	22.5%	21.0%
Commercial Insurance & Veterans	2.7%	2.4%	2.9%	2.5%

Payor Mix % based on patient days - Hospitals:
Medicare	70.3%	70.4%	70.2%	71.1%
Medicaid	5.9%	10.1%	7.5%	9.5%
Private and other	0.2%	0.0%	0.2%	0.2%
Commercial Insurance & Veterans	23.6%	19.5%	22.1%	19.2%

Payor Mix % based on patient days - Inpatient Services:
Medicare	13.4%	13.3%	14.0%	13.8%
Medicaid	61.0%	63.5%	60.7%	62.9%
Private and other	22.7%	20.7%	22.3%	20.6%
Commercial Insurance & Veterans	2.9%	2.5%	3.0%	2.7%

Revenue Mix % of revenues - LTC:
Medicare	27.5%	26.3%	28.1%	27.0%
Medicaid	49.8%	51.8%	49.1%	50.6%
Private and other	18.6%	18.5%	18.7%	18.8%
Commercial Insurance & Veterans	4.1%	3.4%	4.1%	3.6%

Revenue Mix % of revenues - Hospitals:
Medicare	72.7%	72.9%	72.7%	74.3%
Medicaid	4.8%	8.4%	6.0%	8.0%
Private and other	0.6%	0.6%	0.6%	0.8%
Commercial Insurance & Veterans	21.9%	18.1%	20.7%	16.9%

Revenue Mix % of revenues - Inpatient Services:
Medicare	30.2%	29.8%	30.9%	30.8%
Medicaid	47.2%	48.6%	46.4%	47.3%
Private and other	17.7%	17.3%	17.8%	17.4%
Commercial Insurance & Veterans	4.9%	4.3%	4.9%	4.5%

Revenues PPD - LTC:
Medicare (Part A)	$344.06	$321.61	$339.23	$322.50
Medicaid	$144.12	$140.05	$142.09	$137.40
Private and other	$140.17	$147.30	$141.28	$148.11
Commercial Insurance & Veterans	$263.30	$246.77	$248.95	$242.66

16 of 27

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

For the		For the
Three Months Ended		Nine Months Ended
September 30,		September 30,
2006	2005	2006	2005
Revenues PPD - Hospitals:
Medicare (Part A)	$1,156.18	$1,051.86	$1,189.03	$1,052.53
Medicaid	$894.09	$827.67	$897.62	$818.40
Private and other	$1,180.42	$-	$1,432.04	$1,593.69
Commercial Insurance & Veterans	$1,067.09	$985.44	$1,114.66	$923.40

Revenues PPD - Inpatient Services:
Medicare (Part A)	$384.30	$366.22	$379.76	$369.27
Medicaid	$144.63	$140.68	$142.66	$138.18
Private and other	$140.25	$147.36	$141.28	$148.04
Commercial Insurance & Veterans	$313.72	$312.23	$299.94	$303.52

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$67,657	$45,680	$206,211	$139,827
Medicaid	105,766	74,652	309,541	215,053
Private and other	50,827	33,164	151,047	99,598
Subtotal	224,250	153,496	666,799	454,478

Rehabilitation Therapy Services	24,608	25,365	76,266	75,358
Medical Staffing Services	21,305	18,374	64,047	50,010
Laboratory & Radiology Services	3,764	3,398	11,171	10,791
Subtotal	49,677	47,137	151,484	136,159

Other - non-core businesses	17	11	22	18
Total	$273,944	$200,644	$818,305	$590,655

Rehab contracts:
Affiliated - continuing	88	92	88	92
Non-affiliated	298	319	298	319

DSO (Days Sales Outstanding):
Inpatient Services - LTC	36	29	36	29
Inpatient Services - Hospitals	64	58	64	58
Rehabilitation Therapy Services	91	101	91	101
Medical Staffing Services	55	68	55	68
Laboratory & Radiology Services	68	74	68	74

17 of 27

PRO FORMA WITH PEAK
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)
		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$273,944	$262,988
Costs and expenses:
Operating salaries and benefits	155,006	149,638
Self-insurance for workers' compensation and general and professional liability insurance	12,513	12,632
Operating administrative costs	6,463	7,476
Other operating costs	61,071	58,052
Facility rent expense	13,780	13,193
General and administrative expenses	12,580	11,627
Depreciation	3,442	1,952
Amortization	1,704	1,357
Provision for losses on accounts receivable	2,557	1,397
Interest, net	4,733	5,108
(Gain) loss on sale of assets, net	(87)	10
Restructuring costs, net	1	4
Loss on contract termination	975	-
Total costs and expenses	274,738	262,446

(Loss) income before income taxes and discontinued operations	(794)	542
Income tax (benefit) expense	(169)	49
(Loss) income from continuing operations	(625)	493

Discontinued operations:
Income from discontinued operations, net of related tax expense of $327 for the three months ended September 30, 2006	283	450
(Loss) gain on disposal of discontinued operations, net of related tax benefit of $48 for the three months ended September 30, 2006	(180)	8,586
Income from discontinued operations, net	103	9,036

Net (loss) income	$(522)	$9,529

Basic and diluted (loss) income per common and common
equivalent share:
(Loss) income from continuing operations	$(0.02)	$0.02
Income from discontinued operations, net	-	0.37
Net (loss) income	$(0.02)	$0.39

Weighted average number of common and common equivalent shares outstanding:
Basic	31,345	24,237
Diluted	31,345	24,291

18 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)
		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$818,305	$774,873
Costs and expenses:
Operating salaries and benefits	460,438	435,955
Self-insurance for workers' compensation and general and professional liability insurance	31,522	34,647
Operating administrative costs	21,264	22,143
Other operating costs	183,807	174,859
Facility rent expense	40,360	39,254
General and administrative expenses	36,353	35,811
Depreciation	7,221	5,745
Amortization	4,864	3,733
Provision for losses on accounts receivable	6,548	3,282
Interest, net	14,289	15,083
Loss on extinguishment of debt, net	-	408
Loss on sale of assets, net	156	877
Loss on asset impairment	-	361
Restructuring costs, net	(1)	112
Loss on contract termination	975	-
Total costs and expenses	807,796	772,270

Income before income taxes and discontinued operations	10,509	2,603
Income tax expense (benefit)	3,353	(767)
Income from continuing operations	7,156	3,370

Discontinued operations:
Income from discontinued operations, net of related tax expense of $1,627 for the nine months ended September 30, 2006	2,354	6,266
(Loss) gain on disposal of discontinued operations, net of related tax benefit of $134 for the nine months ended September 30, 2006	(375)	9,594
Income from discontinued operations, net	1,979	15,860

Net income	$9,135	$19,230

Basic and diluted income per common and common equivalent share:
Income from continuing operations	$0.23	$0.14
Income from discontinued operations, net	0.06	0.65
Net income	$0.29	$0.79

Weighted average number of common and common equivalent shares outstanding:
Basic	31,252	24,215
Diluted	31,338	24,271

19 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$273,944	$262,988

Net (loss) income	$(522)	$9,529

(Loss) income from continuing operations	(625)	493

Income tax (benefit) expense	(169)	49

(Gain) loss on sale of assets, net	(87)	10

Loss on contract termination	975	-

Restructuring costs, net	1	4

Net segment income	$95	$556

Interest, net	4,733	5,108

Depreciation and amortization	5,146	3,309

EBITDA	$9,974	$8,973

Facility rent expense	13,780	13,193

EBITDAR	$23,754	$22,166

Operating administrative costs	6,463	7,476
General and administrative expenses	12,580	11,627
Total operating and general and admin expenses	19,043	19,103

EBITDAM	$29,017	$28,076
EBITDARM	$42,797	$41,269

See definitions of EBITDA, EBITDAR, EBITDAM and EBITDARM on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three months ended September 30.

Pro Forma amounts were derived using our historical results as reported combined with Peak historical results of operations for the three and nine months ended September 30, 2005. Such amounts were reclassified to conform to our historical presentation. Purchase accounting and related adjustments were not considered in this Pro Forma presentation.

20 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$818,305	$774,873

Net income	$9,135	$19,230

Income from continuing operations	7,156	3,370

Income tax expense (benefit)	3,353	(767)

Loss on sale of assets, net	156	877

Loss on asset impairment	-	361

Restructuring costs, net	(1)	112

Loss on contract termination	975	-

Net segment income	$11,639	$3,953

Interest, net	14,289	15,083

Depreciation and amortization	12,085	9,478

EBITDA	$38,013	$28,514

Facility rent expense	40,360	39,254

EBITDAR	$78,373	$67,768

Operating administrative costs	21,264	22,143
General and administrative expenses	36,353	35,811
Total operating and general and admin expenses	57,617	57,954

EBITDAM	$95,630	$86,468
EBITDARM	$135,990	$125,722

21 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Laboratory & Radiology Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$215,839	$25,365	$18,374	$3,398	$12	$-	$262,988
Affiliated revenue	(1)	9,355	154	41	-	(9,549)	-
Total revenue	215,838	34,720	18,528	3,439	12	(9,549)	262,988

Net segment income (loss)	$11,644	$1,323	$1,507	$(332)	$(13,586)	$-	$556

Interest, net	3,520	(5)	7	-	1,586	-	5,108

Depreciation and amortization	2,799	60	113	76	261	-	3,309

EBITDA	$17,963	$1,378	$1,627	$(256)	$(11,739)	$-	$8,973

Facility rent expense	12,824	132	161	76	-	-	13,193

EBITDAR	$30,787	$1,510	$1,788	$(180)	$(11,739)	$-	$22,166

Operating and general and administrative expenses	4,879	1,910	616	69	11,629	-	19,103

EBITDAM	$22,842	$3,288	$2,243	$(187)	$(110)	$-	$28,076
EBITDARM	$35,666	$3,420	$2,404	$(111)	$(110)	$-	$41,269

EBITDA margin	8.3%	4.0%	8.8%	-7.4%			3.4%

EBITDAM margin	10.6%	9.5%	12.1%	-5.4%			10.7%

EBITDAR margin	14.3%	4.3%	9.7%	-5.2%			8.4%

EBITDARM margin	16.5%	9.9%	13.0%	-3.2%			15.7%

22 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Laboratory & Radiology Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$638,691	$75,358	$50,010	$10,791	$23	$-	$774,873
Affiliated revenue	-	27,490	516	130	-	(28,136)	-
Total revenue	638,691	102,848	50,526	10,921	23	(28,136)	774,873

Net segment income (loss)	$36,318	$5,449	$3,957	$(459)	$(41,312)	$-	$3,953

Interest, net	10,705	(14)	9	-	4,383	-	15,083

Depreciation and amortization	7,992	188	230	296	772	-	9,478

EBITDA	$55,015	$5,623	$4,196	$(163)	$(36,157)	$-	$28,514

Facility rent expense	38,138	387	502	227	-	-	39,254

EBITDAR	$93,153	$6,010	$4,698	$64	$(36,157)	$-	$67,768

Operating and general and administrative expenses	14,743	5,607	1,694	99	35,811	-	57,954

EBITDAM	$69,758	$11,230	$5,890	$(64)	$(346)	$-	$86,468
EBITDARM	$107,896	$11,617	$6,392	$163	$(346)	$-	$125,722

EBITDA margin	8.6%	5.5%	8.3%	-1.5%			3.7%

EBITDAM margin	10.9%	10.9%	11.7%	-0.6%			11.2%

EBITDAR margin	14.6%	5.8%	9.3%	0.6%			8.7%

EBITDARM margin	16.9%	11.3%	12.7%	1.5%			16.2%

23 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2005
(unaudited)

	Inpatient Services w/o Peak	Inpatient Services w/o Peak- Overhead	Inpatient Services before Clipper & Peak	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Non affiliated revenues	$153,496	$-	$153,496	$-	$153,496	$62,343	$215,839

Net segment income (loss)	$12,317	$(3,385)	$8,932	$(681)	$8,251	$3,393	$11,644

Interest, net	632	-	632	1,002	1,634	1,886	3,520

Depreciation and amortization	1,415	-	1,415	311	1,726	1,073	2,799

EBITDA	$14,364	$(3,385)	$10,979	$632	$11,611	$6,352	$17,963

Facility rent expense	9,966	-	9,966	(889)	9,077	3,747	12,824

EBITDAR	$24,330	$(3,385)	$20,945	$(257)	$20,688	$10,099	$30,787

EBITDA margin	9.4%		7.2%		7.6%	10.2%	8.3%

EBITDAR margin	15.9%		13.6%		13.5%	16.2%	14.3%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standard's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating on July 1, 2004.

24 of 27

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2005
(unaudited)

	Inpatient Services w/o Peak	Inpatient Services w/o Peak- Overhead	Inpatient Services before Clipper & Peak	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Non affiliated revenues	$454,478	$-	$454,478	$-	$454,478	$184,213	$638,691

Net segment income (loss)	$38,411	$(9,904)	$28,507	$(1,872)	$26,635	$9,683	$36,318

Interest, net	2,065	-	2,065	3,051	5,116	5,589	10,705

Depreciation and amortization	3,849	-	3,849	949	4,798	3,194	7,992

EBITDA	$44,325	$(9,904)	$34,421	$2,128	$36,549	$18,466	$55,015

Facility rent expense	29,622	-	29,622	(2,637)	26,985	11,153	38,138

EBITDAR	$73,947	$(9,904)	$64,043	$(509)	$63,534	$29,619	$93,153

EBITDA margin	9.8%		7.6%		8.0%	10.0%	8.6%

EBITDAR margin	16.3%		14.1%		14.0%	16.1%	14.6%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standard's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating on July 1, 2004.

25 of 27

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	AS REPORTED	PRO FORMA WITH PEAK	AS REPORTED	PRO FORMA WITH PEAK
	2006	2005	2006	2005
Number of available beds:
Long Term Care	15,712	15,832	15,712	15,832
Hospitals	192	192	192	192

Number of facilities:
Long Term Care	152	155	152	155
Hospitals	3	3	3	3

Occupancy %:
Long Term Care	87.7%	88.1%	88.1%	87.9%
Hospitals	52.2%	54.9%	55.1%	59.2%
Inpatient Services	87.3%	87.7%	87.7%	87.6%

Payor Mix % based on patient days - LTC:
Medicare	13.0%	12.5%	13.5%	12.8%
Medicaid	61.4%	62.0%	61.1%	61.8%
Private and other	22.9%	22.4%	22.5%	22.2%
Commercial Insurance & Veterans	2.7%	3.1%	2.9%	3.2%

Payor Mix % based on patient days - Hospitals:
Medicare	70.3%	70.4%	70.2%	71.1%
Medicaid	5.9%	10.1%	7.5%	9.5%
Private and other	0.2%	0.0%	0.2%	0.2%
Commercial Insurance & Veterans	23.6%	19.5%	22.1%	19.2%

Payor Mix % based on patient days - Inpatient Svcs:
Medicare	13.4%	12.9%	14.0%	13.3%
Medicaid	61.0%	61.7%	60.7%	61.4%
Private and other	22.7%	22.2%	22.3%	22.0%
Commercial Insurance & Veterans	2.9%	3.2%	3.0%	3.3%

Revenue Mix % of revenues - LTC:
Medicare	27.5%	26.5%	28.1%	27.1%
Medicaid	49.8%	50.6%	49.1%	49.6%
Private and other	18.6%	19.2%	18.7%	19.5%
Commercial Insurance & Veterans	4.1%	3.7%	4.1%	3.8%

Revenue Mix % of revenues - Hospitals:
Medicare	72.7%	72.9%	72.7%	74.3%
Medicaid	4.8%	8.4%	6.0%	8.0%
Private and other	0.6%	0.6%	0.6%	0.8%
Commercial Insurance & Veterans	21.9%	18.1%	20.7%	16.9%

Revenue Mix % of revenues - Inpatient Services:
Medicare	30.2%	29.4%	30.9%	30.2%
Medicaid	47.2%	48.3%	46.4%	47.1%
Private and other	17.7%	18.0%	17.8%	18.3%
Commercial Insurance & Veterans	4.9%	4.3%	4.9%	4.4%

Revenues PPD - LTC:
Medicare (Part A)	$344.06	$324.99	$339.23	$323.92
Medicaid	$144.12	$138.77	$142.09	$135.73
Private and other	$140.17	$139.46	$141.28	$141.06
Commercial Insurance & Veterans	$263.30	$204.09	$248.95	$202.04
26 of 27

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

For the		For the
Three Months Ended		Nine Months Ended
September 30,		September 30,
AS REPORTED	PRO FORMA WITH PEAK	AS REPORTED	PRO FORMA WITH PEAK
2006	2005	2006	2005
Revenues PPD - Hospitals:
Medicare (Part A)	$1,156.18	$1,051.86	$1,189.03	$1,052.53
Medicaid	$894.09	$827.67	$897.62	$818.40
Private and other	$1,180.42	$-	$1,432.04	$1,593.69
Commercial Insurance & Veterans	$1,067.09	$985.44	$1,114.66	$923.40

Revenues PPD - Inpatient Services:
Medicare (Part A)	$384.30	$363.51	$379.76	$364.93
Medicaid	$144.63	$139.29	$142.66	$136.30
Private and other	$140.25	$136.59	$141.28	$138.78
Commercial Insurance & Veterans	$313.72	$242.25	$299.94	$238.59

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$67,657	$63,443	$206,211	$193,059
Medicaid	105,766	104,346	309,541	301,086
Private and other	50,827	48,050	151,047	144,546
Subtotal	224,250	215,839	666,799	638,691

Rehabilitation Therapy Services	24,608	25,365	76,266	75,358
Medical Staffing Services	21,305	18,374	64,047	50,010
Laboratory & Radiology Services	3,764	3,398	11,171	10,791
Subtotal	49,677	47,137	151,484	136,159

Other - non-core businesses	17	12	22	23
Total	$273,944	$262,988	$818,305	$774,873

Rehab contracts:
Affiliated - continuing	88	92	88	92
Non-affiliated	298	319	298	319

DSO (Days Sales Outstanding):
Inpatient Services - LTC	36	33	36	33
Inpatient Services - Hospitals	64	58	64	58
Rehabilitation Therapy Services	91	101	91	101
Medical Staffing Services	55	68	55	68
Laboratory & Radiology Services	68	74	68	74

27 of 27